New Issue Computational Materials

$207,859,967 (approximate +/-10%)

Asset-Backed Certificates,
Series 2003-SD2

Bear Stearns Asset-Backed Securities, Inc.
Issuer

EMC Mortgage Corporation
Mortgage Loan Seller

Wells Fargo Bank Minnesota, National Association
Master Servicer

All Statistical Information based upon Information as of October 1, 2003

October 24, 2003

BEAR
STEARNS

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities, Inc. Asset-Backed Certificates, Series 2003-SD2

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the “Information”) may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the “Statement Regarding Assumptions and Other Information,” please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (pay down factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security’s characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns. and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities, Inc. Asset-Backed Certificates, Series 2003-SD2

Certificate Information

-------------------------------------- ------------ ------------ ----------------

        Certificate       Ratings          CE        Pass-Thru      Seasoned
Class    Size (1)     Moody's/S&P/Ftc  Levels (2)      Rate      Collateral Type
-------------------------------------- ------------ ------------ ----------------
                        Offered Certificates
----------------------------------------------------------------------------------
 I-A     $44,326,300    Aaa/AAA/AAA         15.65%    WAC (3)    Short Hybrid /
                                                                   Mixed Index
-------------------------------------- ------------ ------------ ----------------
II-A    $102,857,300    Aaa/AAA/AAA         15.65%    WAC (4)     Medium Hybrid
                                                                  / Mixed Index
-------------------------------------- ------------ ------------ ----------------
III-A    $28,146,100    Aaa/AAA/AAA         15.65%    WAC(5)          COFI
-------------------------------------- ------------ ------------ ----------------
 B-1      $7,898,700     Aa2/AA/AA          11.85%    WAC(6)           All
-------------------------------------- ------------ ------------ ----------------
 B-2      $6,547,700       A2/A/A            8.70%    WAC (6)          All
-------------------------------------- ------------ ------------ ----------------
 B-3      $5,196,400    Baa2/BBB/BBB         6.20%    WAC (6)          All
----------------------------------------------------------------------------------
                           Not Offered Hereby
-------------------------------------- ------------ ------------ ----------------
 B-4      $3,845,400     Ba2/BB/BB           4.35%    WAC (6)          All
-------------------------------------- ------------ ------------ ----------------
 B-5      $2,598,300       B2/B/B            3.10%    WAC (6)          All
-------------------------------------- ------------ ------------ ----------------
 B-6      $6,443,767      NR/NR/NR           0.00%    WAC (6)          All
-------------------------------------- ------------ ------------ ----------------

--------- ----------- ----------- --------------------
          Roll Date   Wtd. Avg.
            Window    Roll            Certificate
Class       (mos.)      (mos.)           Type
--------- ----------- ----------- --------------------
           Offered Certificates
------------------------------------------------------
 I-A        1 - 23        12         Group I Senior

--------- ----------- ----------- --------------------
II-A       24 - 84        54        Group II Senior

--------- ----------- ----------- --------------------
III-A       1 - 59        4        Group III Senior
--------- ----------- ----------- --------------------
 B-1        1 - 84        40      Crossed Subordinate
--------- ----------- ----------- --------------------
 B-2        1 - 84        40      Crossed Subordinate
--------- ----------- ----------- --------------------
 B-3        1 - 84        40      Crossed Subordinate
------------------------------------------------------
            Not Offered Hereby
--------- ----------- ----------- --------------------
 B-4        1 - 84        40      Crossed Subordinate
--------- ----------- ----------- --------------------
 B-5        1 - 84        40      Crossed Subordinate
--------- ----------- ----------- --------------------
 B-6        1 - 84        40      Crossed Subordinate
--------- ----------- ----------- --------------------
(1)	The Certificate Sizes are approximate and subject to a +/- 10% variance.

(2)	The Credit Enhancement percentages are preliminary and are subject to change based upon the final pool as of the Cut-off Date and additional rating agency analysis. The pool has been divided into three Mortgage Loan Groups (as described on page 3 hereof).

(3)	The Class I-A Certificates are collateralized by the Group I Mortgage Loans and will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Group I Mortgage Loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately 6.281%.

(4)	The Class II-A Certificates are collateralized by the Group II Mortgage Loans and will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Group II Mortgage Loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately 5.095%.;

(5)	The Class III-A Certificates are collateralized by the Group III Mortgage Loans and will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Group III Mortgage Loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately 4.906%.

(6)	The Class B Certificates are cross-collateralized by all three Mortgage Loan Groups and will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Mortgage Loans weighted in proportion to the results of subtracting from the aggregate principal balance of each Mortgage Loan Group, the Current Principal Amount of the related Class of Senior Certificates. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately 5.365%.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities, Inc. Asset-Backed Certificates, Series 2003-SD2

THE COLLATERAL

-	Conventional, one- to four-family, adjustable-rate mortgage loans secured by first liens on residential mortgage properties as briefly described in the table below.

-	The mortgage loans are primarily One-Year CMT (55%), Six-Month LIBOR (21%), 11th District COFI (16%) or One-Year LIBOR (6%) indexed mortgage loans.

-	Approximately 74% of the mortgage pool consist of mortgage loans with initial rate adjustments occurring either two, three, five, seven, eight or ten years after the date of origination (“Hybrid ARMs”).

-	The mortgage loans are serviced by EMC Mortgage Corp (approximately 38%), Wells Fargo Home Mortgage, Inc. (“Wells”) (approximately 30%) and Washington Mutual Bank FA (“WAMU”) (approximately 22%). All other servicers provide servicing for less than 10% of the Mortgage Loans.

-	As of the Cut-Off Date, no more than approximately 4% of the mortgage loans will be 31-60 days delinquent.

-	As of the Cut-Off Date approximately 18% of the Mortgage Loans have been 1x30 days delinquent in the past 12-months and approximately 26% have been greater than 1x30 days delinquent in the past 12 months. - The mortgage loans have been acquired by the Mortgage Loan Seller from a variety of sources, including WAMU and Wells.

-	The mortgage loans originated by Washington Mutual generally consist of loans that have document deficiencies or delinquency history.

-	The mortgage loans originated by Wells Fargo are generally loans that fall outside of their standard origination guidelines based on a variety of factors including debt ratios, occupancy, loan balances, loan-to-value ratios, lack of primary mortgage insurance, delinquency history or document deficiencies.

-	Each mortgage loan has been segregated into three separate mortgage loan groups as described below:

1.	The Group I Mortgage Loans are ARM and Hybrid ARM loans (that may still be in their initial fixed period) with a remaining months to roll window of between one and twenty-four months;

2.	The Group II Mortgage Loans are Hybrid ARM loans that are still in their initial fixed period with a remaining months to roll window between twenty-five and eighty-four months; and

3.	The Group III Mortgage Loans are ARM loans that are indexed to 11th District COFI (98%) or other cost of funds indices (2%).

-------- --------- ------------- ------- -------- ------- -------- -------- -------- -------- -------- --------
         % of Pool   Principal   Gross   Net WAC    WAM    Gross   Net      Initial  Period   Max Rate Mos to
  MLG                 Balance      WAC            (mos.)   Margin   Margin    CAP      CAP               Roll
-------- --------- ------------- ------- -------- ------- -------- -------- -------- -------- -------- --------
   1      25.15%    $52,566,088   6.676%   6.281%   329    4.296%   3.902%   3.636%   2.028%  13.086%     10
-------- --------- ------------- ------- -------- ------- -------- -------- -------- -------- -------- --------
   2      58.80%   $121,941,185   5.401%   5.095%   351    2.749%   2.443%   3.992%   2.307%  10.616%     54
-------- --------- ------------- ------- -------- ------- -------- -------- -------- -------- -------- --------
   3      16.05%    $33,352,694   5.385%   4.906%   259    2.523%   2.042%   1.484%   1.392%  13.191%     1
-------- --------- ------------- ------- -------- ------- -------- -------- -------- -------- -------- --------
Totals:   100.00%  $207,859,967   5.721%   5.365%   331    3.104%   2.748%   3.674%   2.145%  11.653%     40
-------- --------- ------------- ------- -------- ------- -------- -------- -------- -------- -------- --------

See the attached collateral descriptions for more information.

NOTE: The information related to the mortgage loans provided herein reflects information as of October 1, 2003. It is expected that on or prior to the Closing Date, scheduled and unscheduled principal payments will reduce the principal balance of the mortgage loans as of the Cut-off Date and may cause a decrease in the aggregate principal balance of the mortgage loans, as reflected herein, of up to 10%. Consequently, the initial principal balance of any of the Offered Certificates by the Closing Date is subject to an increase or decrease of up to 10% from amounts shown on page 2 hereof.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities, Inc. Asset-Backed Certificates, Series 2003-SD2

Summary of Terms

Depositor:	Bear Stearns Asset Backed Securities, Inc.

Mortgage Loan Seller:	EMC Mortgage Corporation

Master Servicer:	Wells Fargo Bank Minnesota, National Association

Servicers:	-	EMC Mortgage Corp ("EMC") (approximately 38%), Wells Fargo Home Mortgage, Inc. ("Wells") (approximately 30%) and Washington Mutual Bank FA ("WAMU") (approximately 22%). All other servicers provide servicing for less than 10% of the Mortgage Loans.

Sole Manager:	Bear, Stearns & Co. Inc.

Trustee:	Bank One, National Association

Rating Agencies:	Moody's Investors Service, Standard & Poor's Ratings Group and FitchRatings.

Cut-off Date:	October 1, 2003

Settlement Date:	On or about October 31 , 2003

Distribution Date:	25th day of each month (or the next business day), commencing November 2003

Optional Call:	10% clean-up call

Registration:	The Certificates will be available in book-entry form through DTC.

Denominations:	The Certificates are issuable in minimum denominations of an original amount of $25,000 and multiples of $1,000 in excess thereof.

Federal Tax Aspects:	REMIC (one or more)

Cross-Collateralization:	The Class B Certificates will be cross-collateralized subordinate certificates issued for the mortgage pool.

ERISA Considerations:	The Certificates generally may be purchased by, on behalf of, or with plan assets of, a Plan, in reliance on the underwriter’s exemption.

SMMEA Eligibility:	The Class A and Class B-1 Certificates will be ‘mortgage related securities’ for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

P&I Advances:	Each servicer will be obligated to advance, or cause to be advanced, cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent specified in its related servicing agreement. The servicers are generally not obligated to make such advances if such cash advances might not be repaid. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the Certificates and are not intended to guarantee or insure against losses. The Master Servicer will be obligated to back-stop each servicer’s obligation.

Net Mortgage Rate:	On any mortgage loan, the then applicable mortgage rate thereon minus the sum of (1) the Servicing Fee Rate (ranging from 0.25% to 0.50%) and (2) the Master Servicing Fee Rate (0.01%).

Interest Accrual Period:	The interest accrual period on the Offered Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis). On the Closing Date, the price to be paid by investors for the Offered Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date (30 days).

Credit Enhancement:	Credit Enhancement for the Certificates will be provided by a senior/subordinate shifting interest structure. The Class B Certificates are cross-collateralized and provide credit enhancement for the Class I-A, Class II-A and Class III-A Certificates.

Cash-Flow Description:	Distributions on the Certificates will be made on the 25th day of each month (or next business day). The payments to the Certificates, to the extent of available funds, will be made according to the following priority:

Available Funds:

1.	Payment of interest to the holders of the Class I-A, Class II-A and Class III-A Certificates at a rate equal to their respective Pass-Through Rates (as described on page 2 hereof);

2.	Payment of principal to the holders of the Class I-A, Class II-A and Class III-A Certificates in an amount equal to their respective Group's Senior Optimal Principal Amount; and

3.	Payment of interest and principal sequentially to the Class B Certificates in order of their numerical class designations, beginning with the Class B-1 Certificates, so that each such Class shall receive (a) interest at its Pass-Through Rate (as described on page 2 hereof), and (b) such class' Allocable Share of the Subordinate Optimal Principal Amount.

Shifting Interest:	The Senior Certificates will be entitled to receive 100% of the prepayments on the Mortgage Loans up to and including October 2008. The Senior Prepayment Percentage can be reduced to the related Senior Percentage plus 70%, 60%, 40%, 20% and 0% of the related Subordinate Percentage over the next five years provided that (i) the principal balance of the Mortgage Loans 61 days or more delinquent, averaged over the last 6 months, as a percentage of the Current Principal Amount of the Subordinate Certificates does not exceed 50% and (ii) cumulative realized losses for the Mortgage Loans do not exceed 30%, 35%, 40%, 45% or 50% for each test date.

Notwithstanding the foregoing, if after 3 years the current Subordinate Percentage is equal to two times the initial Subordinate Percentage and (i) the principal balance of the Mortgage Loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the Current Principal Amount of the Subordinate Certificates does not exceed 50% and (ii) cumulative realized losses for the Mortgage Loans do not exceed a) on or prior to October 2006, 20% or b) after October 2006, 30%, then prepayments will be allocated on a pro rata basis.

If doubling occurs prior to the third anniversary and the above delinquency and loss tests are met, then 50% of the subordinate prepayment percentage can be allocated to the subordinate classes.

Allocation of Losses:	Realized losses on the Mortgage Loans will be allocated to the most junior class of Certificates outstanding beginning with the Class B-6 Certificates, until the Certificate Principal Balance of each Subordinate Class has been reduced to zero. Thereafter, realized losses on the Group I Mortgage Loans will be allocated to the Class I-A Certificates until the Certificate Principal Balance of such Class has bee reduced to zero, realized losses on the Group II Mortgage Loans will be allocated to the Class II-A Certificates until the Certificate Principal Balance of such Class has bee reduced to zero and realized losses on the Group III Mortgage Loans will be allocated to the Class III-A Certificates until the Certificate Principal Balance of such Class has bee reduced to zero.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities, Inc. Asset-Backed Certificates, Series 2003-SD3

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED ON INFORMATION AS OF OCTOBER 1, 2003

------------------------------------------------------------------------------------------------------------------------
Loan Characteristic                 Group I                Group II              Group III             Total Pool
------------------------------------------------------------------------------------------------------------------------
 Expected Pool Balance               $52,566,087.95        $121,941,184.94        $33,352,694.47        $207,859,967.36
 Average Balance                        $154,606.09            $228,782.71           $126,816.33            $182,975.32
 % Conforming Balances                       70.04%                 62.33%                81.06%                 67.38%
------------------------------------------------------------------------------------------------------------------------
 WA Gross WAC                                6.675%                 5.401%                5.387%                 5.721%
 Range of Gross WAC                3.000% - 11.000%       3.250% - 10.625%       3.946% - 7.750%       3.000% - 11.000%
 WA Net WAC (%)                              6.281%                 5.095%                4.906%                 5.365%
 WAM (mos)                                      329                    351                   259                    331
 WA Age (mos)                                    31                     10                   139                     36
 WA Orig. Term (mos)                            360                    361                   398                    367
------------------------------------------------------------------------------------------------------------------------
Fixed Rate Balloon                            0.00%                  0.00%                 0.00%                  0.00%
Fixed Rate Fully Amortizing                   0.00%                  0.00%                 0.00%                  0.00%
------------------------------------------------------------------------------------------------------------------------
 First Lien / Second Lien          100.00% /  0.00%       100.00% /  0.00%      100.00% /  0.00%       100.00% /  0.00%
------------------------------------------------------------------------------------------------------------------------
Current Balance
---------------
$0 - $49,999                                  2.91%                  0.22%                 5.26%                  1.71%
$50,000 - $99,999                            13.98%                  4.78%                18.90%                  9.37%
$100,000 - $149,999                          22.06%                 13.49%                19.84%                 16.67%
$150,000 - $199,999                          11.82%                 14.17%                21.34%                 14.73%
$200,000 - $249,999                           8.36%                 11.94%                10.65%                 10.83%
$250,000 - $299,999                           8.95%                 12.51%                 4.09%                 10.26%
$300,000 - $349,999                           3.01%                  7.06%                 2.79%                  5.35%
$350,000 - $399,999                           5.02%                  4.95%                 1.18%                  4.36%
$400,000 - $449,999                           1.68%                  6.62%                  ---%                  4.31%
$450,000 - $499,999                           7.22%                  1.97%                  ---%                  2.98%
$500,000 - $549,999                           4.01%                  2.50%                  ---%                  2.48%
$550,000 - $599,999                           4.38%                  0.47%                 3.44%                  1.93%
$600,000 - $649,999                           1.18%                  3.64%                  ---%                  2.43%
$650,000 - $799,999                           2.69%                  4.16%                 6.10%                  4.10%
$800,000 or above                             2.72%                 11.52%                 6.41%                  8.48%
------------------------------------------------------------------------------------------------------------------------
Interest Rate
-------------
Up to 5.999%                                 19.43%                 82.85%                76.07%                 71.64%
6.000% - 6.999%                              36.73%                 11.11%                 4.42%                  9.33%
7.000% - 7.999%                              31.17%                  4.53%                19.44%                  9.75%
8.000% - 8.999%                              24.79%                  0.51%                  ---%                  3.66%
9.000% - 9.999%                              21.55%                  0.84%                  ---%                  3.17%
10.000% - 10.999%                             0.28%                  0.17%                  ---%                  2.42%
11.000% - 11.999%                            19.43%                   ---%                  ---%                  0.03%
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities, Inc. Asset-Backed Certificates, Series 2003-SD3

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED ON INFORMATION AS OF OCTOBER 1, 2003

------------------------------------------------------------------------------------------------------------------------
Loan Characteristic                Group I                Group II              Group III              Total Pool
------------------------------------------------------------------------------------------------------------------------
Age (Months)
------------
0 - 12                               44.30%                 78.88%                  2.61%                 57.90%
13 - 24                              20.02%                 19.40%                  5.75%                 17.37%
25 - 36                               7.68%                  1.01%                   ---%                  2.53%
37 - 48                              11.93%                  0.25%                  0.77%                  3.29%
49 - 60                               6.59%                  0.18%                   ---%                  1.77%
61 - 72                               2.97%                   ---%                  4.34%                  1.45%
73 - 84                               0.82%                   ---%                  7.66%                  1.44%
85 - 96                               0.50%                   ---%                  0.97%                  0.28%
97 and Greater                        5.19%                  0.28%                 77.90%                 13.97%
Original Term
-------------
1-15 Years                            0.16%                  1.24%                  0.00%                  0.77%
16-30 Years                          99.84%                 98.76%                100.00%                 99.23%
-----------------------------------------------------------------------------------------------------------------
Credit Score
------------
Weighted Average                        589                    693                    609                    654
Not Available                         2.93%                  1.09%                 12.09%                  3.32%
Up to 549                            39.56%                  8.10%                 32.48%                 17.52%
550 to 599                           19.55%                 13.16%                 13.17%                 11.81%
600 to 649                          12.32%%                 24.79%                 11.00%                 12.60%
650 to 699                           13.81%                 21.94%                 11.55%                 19.89%
700 to 749                            5.34%                 25.03%                 10.29%                 15.87%
750 to 799                            6.07%                  1.97%                  8.23%                 17.54%
800 and above                         0.41%                  8.10%                  1.18%                  1.45%
-----------------------------------------------------------------------------------------------------------------
 Current CLTV
 ------------
 Weighted Average                    75.89%                 71.97%                 66.06%                 72.02%
 % LTV's > 80%                       32.67%                 28.48%                  6.23%                 25.97%
 % of LTV's > 80% with MI            62.52%                 84.13%                 13.64%                 74.55%
Insurance
-----------------------------------------------------------------------------------------------------------------
Original CLTV
-------------
Weighted Average                     78.12%                 72.97%                 76.84%                 74.89%
Up to 10.00%                           ---%                   ---%                   ---%                   ---%
10.01 - 20.00%                        0.05%                  0.17%                   ---%                  0.11%
20.01% - 30.00%                       0.50%                  1.17%                  0.09%                  0.83%
30.01% - 40.00%                       0.26%                  4.04%                  0.44%                  2.51%
40.01% - 50.00%                       0.68%                  6.38%                  1.73%                  4.19%
50.01% - 60.00%                       3.95%                  9.70%                  2.65%                  7.11%
60.01% - 70.00%                      18.46%                 13.92%                 14.68%                 15.19%
70.01% - 80.00%                      42.93%                 35.84%                 60.85%                 41.64%
80.01% - 90.00%                      20.48%                 15.42%                 18.19%                 17.14%
90.01% - 100.00%                     12.38%                 13.26%                  1.38%                 11.13%
100.01% and above                     0.31%                  0.10%                  0.09%                  0.14%
-----------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities, Inc. Asset-Backed Certificates, Series 2003-SD3

------------------------------------------------------------------------------------------------------------------------
Loan Characteristic               Group I                Group II               Group III              Total Pool
------------------------------------------------------------------------------------------------------------------------
Occupancy Status
----------------
 Owner Occupied                     92.20%                  90.45%                 83.20%                 89.73%
 Investor Property                   3.11%                   5.03%                 16.68%                  6.42%
 Second Home                         3.36%                   4.51%                  0.12%                  3.52%
 Not Available                       1.33%                    ---%                   ---%                  0.34%
-----------------------------------------------------------------------------------------------------------------
Loan Purpose                        37.10%                  37.11%                 56.89%
------------
 Purchase Money                                                                                           40.28%
 Construction                        0.23%                   2.53%                  0.17%                  1.57%
 Cash-Out Refi                      46.26%                  27.88%                 21.67%                 31.53%
 Rate/Term Refi                     15.82%                  32.26%                 21.06%                 26.31%
 Other                               0.59%                   0.22%                  0.21%                  0.31%
-----------------------------------------------------------------------------------------------------------------
Insurance
---------
 Conventional w/MI                  23.27%                  24.56%                  1.52%                 20.54%
 Conventional w/o MI                76.73%                  75.44%                 98.48%                 79.46%
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Geographic Concentration
-------------------------
(> 5%)
------
 California                         23.34%                  23.40%                 65.76%                 30.18%
 New Jersey                          5.30%                   5.79%                   ---%                  5.22%
 Florida                             8.30%                   6.65%                   ---%                  6.78%
 Illinois                            6.50%                   5.68%                   ---%                  5.44%
 New York                             ---%                    ---%                  5.83%                   ---%
-----------------------------------------------------------------------------------------------------------------
Property Type
-------------
 Single Family Detached             80.71%                  73.41%                 83.06%                 76.80%
 Condominium                         7.02%                  11.48%                  5.23%                  9.35%
 2-4 Family                          3.81%                   3.35%                  9.25%                  4.41%
 Planned Unit Development            6.34%                  10.53%                  2.46%                  8.17%
 Mobile/Manufactured                 0.45%                    ---%                   ---%                  0.11%
 Townhouse                           0.12%                   1.05%                   ---%                  0.64%
 Other                               1.55%                   0.19%                   ---%                  0.50%
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Loan Type
---------
 COFI                                 ---%                    ---%                100.00%                 16.05%
 1M Libor                            1.19%                    ---%                   ---%                  0.30%
 1Year CMT                          42.50%                  75.72%                   ---%                 55.17%
 6M CMT                              1.80%                    ---%                   ---%                  0.46%
 3Year CMT                            ---%                   0.28%                   ---%                  0.16%
 1Year Libor                         1.47%                   8.76%                   ---%                  5.51%
 6M Libor                           47.40%                  15.25%                   ---%                 20.93%
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